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                                                                 Exhibit 21.1
                            UNITED AUTO GROUP, INC.
                      Subsidiaries as of December 31, 1997

  Name of Company                                                State of
                                                                 Incorporation
Carolinas

  Gene Reed Chevrolet, Inc.                                      SC
      d/b/a Gene Reed Chevrolet

  Michael Chevrolet-Oldsmobile, Inc.                             SC
      d/b/a Michael Chevrolet Oldsmobile

  Reed-Lallier Chevrolet, Inc.                                   NC
      d/b/a Reed-Lallier Chevrolet

  UAG Carolina, Inc.                                             DE


DiFeo-Danbury

  Danbury Auto Partnership                                       NJ
      d/b/a Fair Honda

  Danbury Auto Partnership                                       NJ
      d/b/a UnitedAuto Mart

  Danbury Chrysler Plymouth Partnership                          NJ
      d/b/a Fair Dodge

  Fair Chevrolet-Geo Partnership                                 NJ
      d/b/a Fair Chevrolet/Geo

  Fair Hyundai Partnership                                       NJ
      d/b/a Fair Hyundai/Isuzu/Suzuki

DiFeo-Jersey City

  DiFeo Chevrolet-Geo Partnership                                NJ


  DiFeo Hyundai Partnership                                      NJ


  DiFeo Nissan Partnership                                       NJ
      d/b/a DiFeo Nissan

  DiFeo Partnership HCT, Inc.                                    DE


  DiFeo Partnership RCM, Inc.                                    DE


  DiFeo Partnership SCT, Inc.                                    DE


  DiFeo Partnership X, Inc.                                      DE




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  Name of Company                                                State of
                                                                 Incorporation

  DiFeo Partnership, Inc.                                        DE


  DiFeo Tenafly Partnership                                      NJ
      d/b/a DiFeo BMW

  Hudson Motors Partnership                                      NJ
      d/b/a Hudson Toyota

  Hudson Toyota, Inc.                                            NJ


  J & F Oldsmobile Partnership                                   NJ


  Somerset Motors Partnership                                    NJ
      d/b/a DiFeo Lexus

  Somerset Motors, Inc.                                          NJ


  UAG Northeast (NY), Inc.                                       DE


  UAG Northeast, Inc.                                            DE


DiFeo-Nyack

  County Auto Group Partnership                                  NJ
      d/b/a Rockland Toyota

  DiFeo Chrysler Plymouth Jeep Eagle Partnership                 NJ
      d/b/a DiFeo Chrysler Plymouth/ Jeep Eagle/ Hyundai

  DiFeo Partnership RCT, Inc.                                    DE


  Rockland Motors Partnership                                    NJ
      d/b/a Rockland Mitsubishi

DiFeo-Toms River NJ

  DiFeo Partnership IX, Inc.                                     DE


  DiFeo Partnership VIII, Inc.                                   DE


  OCM Partnership                                                NJ
      d/b/a Gateway Mitsubishi




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  Name of Company                                                State of
                                                                 Incorporation

  OCT Partnership                                                NJ
      d/b/a Gateway Toyota

Georgia

  Atlanta Toyota, Inc.                                           TX
      d/b/a Atlanta Toyota

  Conyers Nissan, Inc.                                           GA
      d/b/a Conyers Nissan

  Peachtree Nissan, Inc.                                         GA
      d/b/a Peachtree Nissan

  UAG Atlanta II, Inc.                                           DE


  UAG Atlanta III, Inc.                                          DE


  UAG Atlanta IV Motors, Inc.                                    GA
      d/b/a United BMW

  UAG Atlanta IV, Inc.                                           DE


  UAG Atlanta V, Inc.                                            DE


  UAG Atlanta VI, Inc.                                           DE


  UAG Atlanta, Inc.                                              DE


  United Jeep Eagle Chrysler Plymouth of Stone Mountain, Inc.    GA
      d/b/a United Jeep Eagle/ Chrysler Plymouth of
      Stone Mountain

  United Nissan, Inc. (GA)                                       GA
      d/b/a United Nissan

Arkansas

  BPT Holdings, Inc.                                             AR


  Central Ford Center, Inc.                                      AR
      d/b/a Landers Ford

  Landers Auto Sales, Inc.                                       AR
      d/b/a Landers Isuzu




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  Name of Company                                                State of
                                                                 Incorporation

  Landers Auto Sales, Inc.                                       AR
      d/b/a Landers Jeep/Eagle/Chrysler Plymouth/Dodge

  Landers Buick-Pontiac, Inc.                                    AR
      d/b/a Landers Buick-Pontiac

  Landers United Auto Group No. 2, Inc.                          AR
      d/b/a Landers Used Cars-North

  Landers United Auto Group No. 3, Inc.                          AR
      d/b/a Landers United AutoMart

  Landers United Auto Group No. 4, Inc.                          AR
      d/b/a Landers Buick Pontiac/GMC Truck

  Landers United Auto Group No. 5, Inc.                          AR


  Landers United Auto Group, Inc.                                AR



  United Landers, Inc.                                           DE


Louisiana

  UnitedAuto Dodge of Shreveport, Inc.                           DE
      d/b/a UnitedAuto Dodge of Shreveport


Nevada

  UAG Nevada, Inc.                                               DE


  United Nissan, Inc. (NV)                                       NV






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  Name of Company                                                State of
                                                                 Incorporation


Puerto Rico

  HVP Motor Corporation                                          PR
      d/b/a Triangle del Caribe

  PVH Motor Corporation                                          PR
      d/b/a Triangle Chrysler de Infanteria

  S.H.V.P. Motor Corp.                                           PR
      d/b/a Triangle el Comandante

  UAG-Caribbean, Inc.                                            DE


  VPH Motor Corporation                                          PR
      d/b/a Triangle del Oeste

Sun-Arizona


  6725 Agent Partnership                                         AZ


  6725 Dealership, Ltd.                                          AZ


  SA Automotive, Ltd.                                            AZ
      d/b/a Scottsdale Acura

  Scottsdale Audi, Ltd.                                          AZ


  Scottsdale Management Group, Ltd.                              AZ


  SK Motors, Ltd.                                                AZ
      d/b/a Scottsdale/Porsche/Audi/Rolls-Royce/Bentley

  SL Automotive, Ltd.                                            AZ
      d/b/a Scottsdale Lexus

  SPA Automotive, Ltd.                                           AZ
      d/b/a Land Rover Scottsdale
  Sun BMW, Ltd.                                                  AZ
      d/b/a Camelback BMW
  LRP, Ltd.                                                      AZ
      d/b/a Land Rover Phoenix

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  Name of Company                                                State of
                                                                 Incorporation

  UAG West, Inc.                                                 DE


Tennessee


  UAG Tennessee, Inc.                                            DE


  United Nissan, Inc. (TN)                                       TN
      d/b/a United Nissan

  Covington Pike Dodge, Inc.                                     DE
      d/b/a Covington Pike Dodge

  UAG Memphis, Inc.                                              DE


Texas

  Shannon Automotive, Ltd.                                       TX
      d/b/a Crown Jeep Eagle/Chrysler Plymouth

  Shannon Automotive, Ltd.                                       TX
      d/b/a Crown Dodge

  UAG Texas II, Inc.                                             DE


  UAG Texas, Inc.                                                DE


UAG East-North


  UAG East, Inc.                                                 DE


  Westbury Nissan Ltd.                                           NY
      d/b/a Westbury Nissan Superstore

  Westbury Superstore, Ltd.                                      NY



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  Name of Company                                                State of
                                                                 Incorporation

UAG East-South

  Auto Mall Payroll Services, Inc.                               FL


  Auto Mall Storage, Inc.                                        FL


  Florida Chrysler Plymouth Jeep Eagle, Inc.                     FL
      d/b/a Florida Chrysler Plymouth/Jeep Eagle

  Northlake Auto Finish, Inc.                                    FL


  Palm Auto Plaza, Inc.                                          FL
      d/b/a Palm Beach Toyota

  West Palm Automall, Inc.                                       FL


  West Palm Infiniti, Inc.                                       FL
      d/b/a West Palm Infiniti

  West Palm Nissan, Inc.                                         FL
      d/b/a West Palm Nissan

United AutoCare

  United AutoCare Products, Inc.                                 DE


  United AutoCare, Inc.                                          DE


  UnitedAuto Care (Bermuda), Ltd.                                BERMUDA


UnitedAuto Finance

  Atlantic Auto Funding Corporation                              DE


  Atlantic Auto Second Funding Corporation                       DE


  Atlantic Auto Third Funding Corporation                        DE


  UnitedAuto Finance Inc.                                        DE






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  Name of Company                                                State of
                                                                 Incorporation



Other



  UAG Capital Management, Inc.                                   GA


  UAG Finance Company, Inc.                                      DE


  UnitedAuto Enterprises, Inc.                                   DE






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